                          SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                             (Amendment No.  )

Filed by Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-1(c) or Section
     240.14a-12

                    Technical Communications Corporation
  _______________________________________________________________________
              (Name of Registrant as Specified In Its Charter)

  _______________________________________________________________________
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)   Title of each class of securities to which transaction applies:

          _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _______________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _______________________________________________________________

     5)   Total fee paid:

          _______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          _________________________________________

     2)   Form, Schedule or Registration Statement No.:

          _________________________________________

     3)   Filing Party:

          _________________________________________

     4)   Date Filed:

          _________________________________________

               TECHNICAL COMMUNICATIONS CORPORATION


             Notice of Annual Meeting of Stockholders
                   To Be Held February 10, 1997

To our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), will be held at the Company's offices, 100 Domino Drive, Concord, Massachusetts 01742, at 10:00 a.m. on Monday, February 10, 1997:

     1. To elect eight (8) Directors to serve for the ensuing year or until their respective successors have been duly elected and qualified;

     2. To consider and act upon a proposal to approve an amendment to the 1991 Stock Option Plan of the Company increasing the number of shares of Common Stock which may be issued pursuant to said plan from 250,000 shares to 350,000 shares;

     3.   To ratify the selection of the firm of Arthur Andersen
          LLP as auditors for the Company for the fiscal year ending September 27, 1997; and

     4. To consider and act upon such other business and matters or proposals as may properly come before the Meeting or any adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on December 12, 1996, are entitled to notice of and to vote at the Meeting.

Please sign, date and return the enclosed proxy in the enclosed envelope at your earliest convenience. If you return your proxy, you may nevertheless attend the Meeting and vote your shares in person.

All stockholders are cordially invited to attend the Meeting.

                                   By Order of the Board of Directors,

                                   /s/ Edward E. Hicks
                                   ___________________________________
                                   Edward E. Hicks
                                   Clerk
Concord, Massachusetts
December 31, 1996

It is important that your shares be represented at the Meeting.
Whether or not you plan to attend the Meeting, please sign, date and mail the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States.

               TECHNICAL COMMUNICATIONS CORPORATION

                         PROXY STATEMENT
                               FOR
                  ANNUAL MEETING OF STOCKHOLDERS

                        February 10, 1997

Proxies enclosed with this proxy statement are solicited by and on behalf of the Board of Directors (the "Board of Directors") of Technical Communications Corporation, a Massachusetts corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices, 100 Domino Drive, Concord, Massachusetts, at 10:00 a.m. on Monday, February 10, 1997, and at any adjournments thereof.

SHARES OUTSTANDING AND VOTING PROCEDURES

Only holders of record of outstanding shares of the Company's
Common Stock as of the close of business on December 12, 1997, are entitled to notice of and to vote at the Meeting.

As of December 12, 1996, there were 1,264,496 shares of the Company's Common Stock outstanding and entitled to vote. The shares of Common Stock are the only voting securities of the Company. Stockholders are entitled to cast one vote for each share held of record.

Participants in the Technical Communications Corporation Employees' Stock Ownership Plan (the "ESOP") who execute proxies will have the shares allocated to their accounts voted by the Trustees of the ESOP as they direct. The ESOP also provides that the Trustees shall vote any shares allocated to participants' accounts as to which they have not received voting instructions (as well as unallocated shares) in the same proportion as shares in participants' accounts as to which voting instructions are received. The Trustees of the ESOP have indicated that they intend to follow these pass-through voting provisions of the ESOP unless doing so would conflict with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including but not limited to the prudence requirements of ERISA. Participants in the ESOP will receive proxies applicable to their holdings in the ESOP on which they are to indicate their voting instructions to the Trustees.

If the enclosed proxy is properly marked, signed, and returned in time to be voted at the Meeting, and is not subsequently revoked, the shares represented by proxy will be voted in accordance with the instructions marked thereon. The proxy is in ballot form so that a specification may be made (i) to grant or withhold authority to vote for the election of Directors, (ii) to vote for or against, or abstain from voting on, the adoption of an amendment to the 1991 Stock Option Plan of the Company increasing the number of shares of Common Stock authorized for issuance thereunder for employees of the Company, and (iii) to vote for or against, or abstain from voting on, the ratification of the firm of Arthur Andersen LLP as the Company's auditors. Signed proxies returned to the Company and not marked to the contrary will be voted in favor of each of the proposals set forth in the proxy. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Clerk of the Company. Stockholders attending the Meeting may also revoke their proxies by voting in person at the Meeting.

The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be properly taken, shares represented by all proxies received by Management of the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

It is expected that this proxy statement and the accompanying proxy, and an Annual Report to Stockholders, containing financial statements for the fiscal year ended September 28, 1996, will be mailed to stockholders on or about December 31, 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of December 12, 1996, the ownership of Common Stock of the Company by any person or group who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock outstanding as of such date:

                                     Amount and Nature of
                                     Beneficial Ownership    Percent of
 Name and Address                   (Number of Shares) (1)    Class (1)
 _____________________________      ______________________   __________
 Lawrence A. Kletter and                 147,455  (2)         12%  (2)
 James A. McCalmont, Trustees,
 Technical Communications
 Corporation Employees' Stock
 Ownership Trust
 100 Domino Drive
 Concord, MA  01742

 Quest Advisory Corporation              124,700  (3)        9.94%  (3)
 Charles M. Royce
 1414 Avenue of the Americas
 New York NY 10019

________________________________

     (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Information with respect to beneficial ownership is based upon information furnished by each stockholder.

     (2) Held as Trustees for the ESOP and includes 112,146 shares that are allocated to the participants in the ESOP as well as 35,309 unallocated shares. Each participant may direct the Trustees as to the manner in which shares allocated to his or her account shall be voted. The ESOP provides that the Trustees shall vote any shares allocated to participants' accounts as to which they have not received voting instructions (as well as unallocated shares) in the same proportion as shares in participants' accounts as to which voting instructions are received. Messrs. Kletter and McCalmont disclaim beneficial ownership of these 147,455 shares, except that James McCalmont does not disclaim beneficial ownership of 6,577 shares allocated to James McCalmont under the ESOP.

     (3) The nature of ownership of Quest Advisory Corporation ("Quest") and Mr. Charles M. Royce, as set forth herein, is based upon their Schedule 13G on file with the Securities and Exchange Commission. Quest in its capacity as investment advisor may be deemed the beneficial owner of the 124,700 shares indicated in the above table, which shares are owned by numerous clients of Quest. Mr. Royce disclaims beneficial ownership of the 124,700 shares owned by Quest.


                    I.  ELECTION OF DIRECTORS
                        _____________________

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

A. Number of and Nominees for Directors
   ____________________________________

It is the intention of the persons named as proxies to vote the proxies, unless authority to vote is specifically withheld, to elect as directors the nominees listed below. Each nominee for director will be elected to hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person, or for fixing the number of directors as a lesser number. All nominees, except for Roland S. Gerard and Robert T. Lessard, are currently directors of the Company.

The following table sets forth the year each nominee first become a director, the position currently held by each nominee with the Company, the principal occupation of each of the directors during the past five years, any other directorships held by such person in any company subject to the reporting requirements of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940, the age of each nominee, and the number of shares and percentage of outstanding Common Stock of the Company beneficially owned by each nominee and by all directors and officers as a group, as of December 12, 1996.

                                             Amount and Nature
 Nominee's Name and    Positions and           of Beneficial
 Year First Became a   Offices with             Ownership       Percent of
 Director              the Company      Age  (# of Shares) (1)  Class (1)
 ___________________   _____________    ___  _________________  __________

 Roland S. Gerard (2)  President and    45      26,304  (3)          2%
                       Chief
                       Executive
                       Officer

 Lawrence A. Kletter   Director          41      2,250  (5)          0%
 (4) 1988

 Herbert A. Lerner     Treasurer,       69       2,736  (7)          0%
 (6)                   Director
 1961

 Robert T. Lessard                      56           0               0%
 (8)

 Arnold M. McCalmont   Chairman of      67      33,319 (10)        1.7%
 (9) 1961              the Board of
                       Directors

 James A. McCalmont    Director         41      22,647 (12)        2.6%
 (11) 1991

 Philip A. Phalon      President,       67       1,500 (14)          0%
 (13)                  Director
 1993

 Victor Sabella (15)   Director         51         750 (16)          0%
 1994

 All directors and                              97,077 (17)        7.4%
 officers as a group
 (10 persons)

_________________________

     (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment powers with respect to the shares set forth opposite such person's name. With respect to each person or group, the number of shares and percentages are calculated based on the number of shares beneficially owned plus shares that may be acquired by such person or group within sixty days upon the exercise of stock options.

     (2) Mr. Gerard has been employed by the Company since June 1995. From January 1994 until April 1995 he was Corporate Vice President of SFA, Inc., a manufacturer of data communications equipment. From January 1992 until January 1994 he was President of SFA Inc., a subsidiary of SFA, Inc. From January 1988 to January 1992 he was a Group Vice President of Plantronics, Inc. and President of Plantronics Futurecomms, Inc. and Frederick Electronics Corp., both subsidiaries of Plantronics, Inc.

     (3)  Includes 20,000 shares that may be acquired by Mr.
          Gerard within sixty (60) days upon exercise of stock options, and 1,304 shares currently allocated to Mr.
          Gerard under the ESOP.

     (4) Lawrence A. Kletter has been a partner at the law firm of Eckert Seamans Cherin & Mellott since September 1996. For the five years prior to that, he was a partner with the Boston law firm of Posternak, Blankstein & Lund. Mr. Kletter has practiced law since his graduation from Columbia Law School in 1982.

     (5) Consists solely of shares subject to options exercisable within the next sixty days. Excludes
          147,455 shares held by the ESOP, which Mr. Kletter, as a trustee of the ESOP, may be deemed to own beneficially. Mr. Kletter disclaims beneficial ownership of the 147,455 shares owned by the ESOP.

     (6) Herbert A. Lerner has been a director of the Company since 1961, and Treasurer since 1961, with the exception of 1987. From 1990 until June 1, 1992, he was a Programs Business Manager with Raytheon Company. Mr. Lerner is currently an independent consultant.

     (7)  Includes 2,550 shares that may be acquired by Mr.
          Lerner within sixty days upon exercise of stock options. With respect to shares now owned by him, Mr.
          Lerner shares the voting and investment powers with his wife.

     (8) Mr. Lessard was employed in a variety of management positions from 1966 through December 1995 at the National Security Agency, Department of Defense. Since his retirement in December 1995, he has represented the Director of the National Security Agency on several special projects.

     (9) Arnold M. McCalmont has been a director and Chairman of the Board of the Company since 1961, and was President of the Company from 1961 through August 22, 1993.

     (10) Includes 14,470 and 80 shares owned by Arnold McCalmont's adult sons, James (and his wife) and Marc, respectively. Also includes 6,577 shares currently allocated to James McCalmont under the ESOP, 1,600 shares subject to an option exercisable by James McCalmont within the next sixty days, and 10,592 shares currently allocated to Arnold McCalmont under the ESOP. Excludes 147,455 shares held by James McCalmont as a Trustee of the ESOP, of which shares James McCalmont disclaims beneficial ownership, except that James McCalmont does not disclaim beneficial ownership of 6,577 shares allocated to James McCalmont under the ESOP. Arnold McCalmont disclaims beneficial ownership of the shares owned by his sons (including shares that may be acquired by his son James McCalmont within sixty days upon exercise of stock options or shares that are allocated to his son James McCalmont under the ESOP).

     (11) James A. McCalmont was Director of Marketing of the
          Company from October 24, 1988 through April 29, 1991, and has been an employee of the Company since 1975.

     (12) Excludes 80 shares owned by his brother, Marc. Also excludes 10,592 shares currently allocated to Arnold McCalmont under the ESOP and 147,455 shares held by James McCalmont as a Trustee of the ESOP. Includes 6,577 shares currently allocated to James McCalmont under the ESOP and 1,600 shares that may be acquired by James McCalmont within sixty days upon exercise of a stock option. James McCalmont disclaims beneficial ownership of the shares owned by his brother, his father, and the ESOP (including shares that are allocated to his father Arnold McCalmont under the
          ESOP), except for 6,577 shares currently allocated to him under the ESOP.

     (13) Philip A. Phalon was Senior Vice-President for
          Corporate Marketing for Raytheon Company from 1983 through September 1990, and is currently an independent consultant.

     (14) Includes 1,000 shares that may be acquired by Mr.
          Phalon within sixty (60) days upon exercise of stock options.

     (15) Victor Sabella is Vice-President and General Manager of the Optical Scanning Products Division of General
          Scanning Inc. His experience includes senior management positions with Crosscomm Corporation, Analog
          Devices Inc. and Textron Inc.

     (16) Consists entirely of shares that may be acquired by Mr.
          Sabella within 60 days upon exercise of stock options.

     (17) Includes 39,950 shares that the directors and officers have the right to acquire within sixty days of December 12, 1996, by the exercise of stock options. Also includes an aggregate of 31,748 shares that are allocated to the accounts of officers and directors under the ESOP. For a discussion of the voting and investment powers with respect to such shares, see page 1 and footnote (1) on page 3.

A quorum being present, the affirmative vote of the holders of a plurality of the shares of Common Stock voting in person or by proxy at the Meeting is required to elect each director. Thus, abstention or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.


B.   Meetings of the Board of Directors and Committees
     _________________________________________________

The Board of Directors held five (5) meetings during the twelve months ended September 28, 1996 ("Fiscal Year 1996"). Each of the directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors he was eligible to attend, and (b) the total number of meetings of all committees of the Board of Directors on which he served which were held during Fiscal Year 1996.

The Audit Committee of the Board, of which Messrs. Kletter, Lerner and Sabella are members, held four (4) meetings during Fiscal Year 1996. The Audit Committee oversees the accounting and tax functions of the Company, recommends to the Board the engagement of independent auditors for the year subject to approval by the stockholders of the Company, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements of the Company and any recommended changes or modifications and control procedures and accounting practices and policies, and monitors with management and the auditors the Company's system of internal controls and its accounting and reporting practices.

The Compensation Committee of the Board, of which Messrs. Kletter, Phalon and Sabella are members, held two (2) meetings during Fiscal Year 1996. The Compensation Committee reviews and recommends to the Board compensation for the President, the Chairman of the Board and outside directors. It also reviews and recommends the adoption, amendment and implementation of incentive compensation plans, stock option plans and other employee benefit plans and programs for the Company and officers and directors of the Company.

During Fiscal Year 1996, the Company did not have a Nominating
Committee or an Operations Committee.


C.   Compensation of Directors
     _________________________

Directors who are not regular employees of the Company received a fee of $1,000.00 for each meeting of the Board of Directors they attended during Fiscal Year 1996. During Fiscal Year 1996, directors received a fee of $500.00 for each meeting of a committee of the Board of Directors they attended.

In addition, pursuant to the 1990 Non-Employee Director Stock Option Plan, adopted by the Board of Directors in August 1990 and approved by the stockholders at the 1991 Annual Meeting, each director who is not then an employee, who has attended at least 75% of Board Meetings held during the previous fiscal year, and who is not otherwise ineligible, will receive on the date of each Annual Meeting of Stockholders during the term of said plan an option to purchase 750 shares of Common Stock at an exercise price of one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted. Each option has a term of five (5) years from the date of grant and is exercisable in full or in part at any time or times after the date of grant until the earlier of the expiration of such term or sixty days after the optionee ceases to serve as a direct of the Company. Messrs. Kletter, Phalon and Sabella, the then currently eligible directors under the 1990 Non-Employee Director Stock Option Plan, each received an option to purchase 750 shares following the 1996 Annual Meeting. Messrs. Kletter, Phalon and Sabella will each receive a similar option following the 1997 Annual Meeting if elected at this meeting to continue on the Company's Board of Directors.


D.   Certain Relationships and Related Transactions
     ______________________________________________

On November 17, 1989, the Company established the Technical Communications Corporation Employees' Stock Ownership Trust (the "Trust") for the benefit of its employees. The Trust purchased 190,350 shares of the Company's Common Stock with borrowed funds, and the Company is a guarantor of the loan.

Lawrence A. Kletter, a director of the Company and a partner in the law firm of Eckert Seamans Cherin & Mellott (securities law counsel for the Company) and James A. McCalmont, a director and employee of the Company, are Trustees of the Trust.

During fiscal year 1995, the Company purchased a minority interest in Net2Net Corporation, prepaid at a discounted rate for certain products, and entered into a distribution agreement with Net2Net Corporation. The President of Net2Net is related to

Arnold M. McCalmont, the Chairman of the Board of Directors of the Company, and to James McCalmont, one of the Company's directors. Arnold and James McCalmont and Herbert Lerner are also investors in Net2Net Corporation.


E.   Executive Compensation and Other Information
     ____________________________________________

Executive Officers.
___________________
The following table sets forth the names of all executive officers of the Company, excluding those who are also nominated as directors, which information is set forth above, the year each first became an executive officer, the position currently held by each officer of the Company, the principal occupation of each officer during the past five years, the age of each officer, and the number of shares and percentage of outstanding Common Stock of the Company beneficially owned by each officer as of December 12, 1996.

                                             Amount and Nature
                        Positions and          of Beneficial
 Name and Year First    Offices with            Ownership       Percent of
 Became an Officer       the Company    Age  (# of Shares) (1)   Class (1)
 ___________________   ______________   ___  _________________  __________

 John I. Gill (2)      Executive Vice   57       18,973 (3)        1.5%
 1985                  President

 Graham R. Briggs (4)  Vice-            57       11,245 (5)         .8%
 1992                  President,
                       Finance and
                       Administration

_________________________

     (1) Unless otherwise indicated, each of the persons named in the table has sole voting and investment powers with respect to the shares set forth opposite such person's name. With respect to each person or group, the number of shares and percentages are calculated based on the number of shares outstanding plus shares that such person or group may acquire within sixty days upon the exercise of stock options.

     (2)  Mr. Gill has been employed by the Company since August
          1983.

     (3) Includes 8,973 shares currently allocated to Mr. Gill under the ESOP and 5,000 shares that may be acquired by Mr. Gill within sixty days upon exercise of stock options.

     (4)  Mr. Briggs has been employed by the Company since
          January 1992. From April 1989 until December 1991, he was the President of Glanford Limited, a financial consulting company.

     (5) Includes 4,302 shares allocated to Mr. Briggs under the ESOP and 6,800 shares that may be acquired by Mr.
          Briggs within sixty days upon exercise of a stock option.

Summary of Cash and Certain Other Compensation.
_______________________________________________
The following tables set forth certain summary information concerning compensation paid or accrued by the Company during Fiscal Year
1996 to its Chief Executive Officer and the other executive officers of the Company whose annual compensation during Fiscal
Year 1996 exceeded $100,000 (hereafter referred to as the "named executive officers"):

                    SUMMARY COMPENSATION TABLE

                  Fiscal Year 1996 Compensation

 Name and Principal     Fiscal                                 All Other
 Position                Year      Salary        Bonus       Compensation
 ____________________   ______   ________      ___________   ____________

 Roland S. Gerard (1)    1996    $125,862      $15,000 (2)   $ 3,625 (3)
 President and Chief     1995    $ 35,600      $ -----       $25,080 (4)
 Executive Officer       1994    $ ------      $ -----       $ -----

 John I. Gill (5)        1996    $108,953      $ 1,500 (6)   $ 2,209 (3)
 Vice-President,         1995    $111,660      $   200 (6)   $   420 (3)
 Manufacturing           1994    $ 99,268      $11,000 (6)   $   695 (3)
 and Technical
 Operations,
 Executive Vice
 President

___________________

     (1) Mr. Gerard has been employed by Company as President since June 12, 1995.

     (2) This amount of $15,000 was paid to Mr. Gerard for services rendered during fiscal year 1995.

     (3)  Represents  the Company's contribution  for the account of the respective executive officer under the Company's Profit-Sharing Plan, a plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the
          "Code").   The contribution is determined  by the Board
          of Directors in its sole discretion, but may not exceed
          15% of the Company's net profits before taxes for any given Plan year, nor certain limits imposed by the Internal Revenue Code.

     (4)  Consists entirely of reimbursed relocation expenses.

     (5)  Mr. Gill  has  been Vice-President,  Manufacturing  and
          Technical Operations from February 13, 1989 to July 31,
          1995,  and  Executive Vice  President  since  August 1,
          1995.

     (6) These amounts of $1,500, $200 and $11,000 were paid to Mr. Gill for services rendered in fiscal years 1995, 1994 and 1993, respectively.

Stock  Options.
______________
No stock options were granted to the named executive officers. The unexercised options held as of September 28, 1996 by the named executive officers are as follows:

             AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                 Value of Unexercised
                   Number of Unexercised         In-the-Money Options
                 Options at Fiscal Year-End      at Fiscal Year-End (1)
                ____________________________  ____________________________

 Name           Exercisable  Not Exercisable  Exercisable  Not Exercisable
 ____________   ___________  _______________  ___________  _______________

 Roland S.       20,000 (2)      80,000        $37,500          $28,400
 Gerard

 John I. Gill     5,000 (3)        ---         $26,875             ---

 Graham R.        6,800 (4)        ---             ---             ---
 Briggs

_____________________

     (1) Value is based on the difference between the option exercise price and the fair market value at November 29, 1995 ($8.25 per share) multiplied by the number of shares underlying the in-the-money portion of the option.

     (2) This represents a grant of an option to buy 100,000 shares of Common Stock under the Technical Communications Corporation 1991 Stock Option Plan, which is exercisable as follow: (i) 20% on 5/25/96 at an exercise price of $7.50 per share (the fair market value on the date of grant), (ii) an additional 20% on 5/25/97 at an exercise price of $8.25 per share, (iii) an additional 20% on 5/25/98 at an exercise price of $9.08 per share, (iv) an additional 20% on 5/25/99 at an exercise price of $9.98 per share, and (v) an additional 20% on 5/25/2000 at an exercise price of $10.98 per share.

     (3) This represents an incentive stock option to purchase 5,000 shares of Common Stock under the Technical Communications Corporation Incentive Stock Option Plan granted on 10/21/87, which is exercisable in full at an option price of $4.00 per share. The expiration date of this grant is 10/21/97.

     (4) This represents the unexercised remainder of a non-qualified option to purchase 10,000 shares of Common Stock under the Technical Communications Corporation 1991 Stock Option Plan granted on 2/28/92, which is exercisable at an option price of $12.75 per share as follows: (i) 10% on 2/27/93, (ii) an additional 10% on 2/27/94, (iii) an additional 20% on 2/27/95, (iv) an additional 35% on 2/27/96, and (v) an additional 25% on 8/27/96. The expiration date of this grant is 2/28/02.

Compliance with Section 16(a) of the Securities Exchange Act.
_____________________________________________________________
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required by regulation to furnish the Company with copies of all
Section 16(a) reports they file. Based solely on the Company's review of the copies of such forms received and written representations from certain reporting persons that they were not required to file, the Company believes that during Fiscal Year 1996, there were no delinquencies in filing Forms 4 in a timely manner.


 II. PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE
                      1991 STOCK OPTION PLAN
                      ______________________

The Company has a 1991 Stock Option Plan (the "1991 Stock Option Plan"), which is available to certain employees and officers of the Company. The 1991 Stock Option Plan was adopted by the Board of Directors of the Company on August 15, 1991, and received stockholder approval on February 10, 1992. The 1991 Stock Option Plan permits the issuance of non-qualified and incentive stock options.

On November 20, 1996, the Board of Directors approved an amendment to the 1991 Stock Option Plan to increase the number of shares reserved for issuance under the 1991 Stock Option Plan from 250,000 to 350,000. Management of the Company believes that this increase is important to permit the Board of Directors to attract, retain, and motivate present and future key employees, officers and directors.

There are 23,925 shares of the Company's stock currently available for issuance under the 1991 Stock Option Plan. The number of shares of stock authorized and reserved for issuance under the 1991 Stock Option Plan may be adjusted at the discretion of the Board of Directors in the case of any recapitalization, stock dividend, stock split, reclassification or other change in the Company's structure affecting the stock.

Shares of stock awarded under the 1991 Stock Option Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. All shares of stock subject to an award made under the 1991 Stock Option Plan which expires, is forfeited, or otherwise terminates prior to its exercise, will again be available for future distribution under the 1991 Stock Option Plan. Any shares issued under the 1991 Stock Option Plan and later repurchased by the Company shall not become available for future distribution under the 1991 Stock Option Plan.

Description of the 1991 Stock Option Plan.
__________________________________________

     Purpose.
     ________
     The purposes of the 1991 Stock Option Plan are to enable the Company to attract, retain, motivate and reward employees, officers and directors of the Company and its subsidiaries and affiliates, and to strengthen the mutuality of interests between such persons and the Company's stockholders by offering them, in consideration of services rendered, stock incentives ("Awards").

     Administration.
     _______________
     The 1991 Stock Option Plan is administered by the Board of Directors. Subject to the terms of the 1991 Stock Option Plan, the Board of Directors has the authority to determine the persons to whom awards shall be granted (subject to certain eligibility requirements or grants of incentive stock options), the number of shares to be covered by each such award, the exercise or purchase price per share, and other terms and provisions governing the 1991 Stock Option Plan. The interpretation or construction by the Board of Directors of the 1991 Stock Option Plan or of any award granted under it is final.

     Eligible Participants.
     ______________________
     Subject to certain limitations, awards of non-qualified stock options under the 1991 Stock Option Plan may be granted to any employee, officer or director of the Company and its subsidiaries and affiliates who is responsible for or contributes to the management, growth and/or profitability of the business of the Company. As of December 12, 1996, the Company had approximately 63 employees, 6 of whom are also officers and/or directors. As of December 12, 1996, there were 3 members of the Board of Directors who were not employees of the Company. Only employees of the Company and its subsidiaries may be granted incentive stock options under the 1991 Stock Option Plan.

     Granting of Options.
     ____________________
     Incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") may be granted under the 1991 Stock Option Plan.

     Option Duration.
     ________________
     The term of each stock option will be fixed by the Board of Directors, provided that no stock option will be exercisable more than ten (10) years after the date the option is granted. An ISO granted to a recipient earning more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries shall not be exercisable for more than five (5) years from the date of grant.

     Option Price.
     _____________
     The option price for any NQSO granted under the 1991 Stock
Option Plan may be equal to, greater than or less than one hundred (100%) percent of the fair market value of the stock as of the date of grant. The option price for any ISO granted under the 1991 Stock Option Plan shall not be (i) less than one hundred (100%) percent of the fair market value of the stock at the date of grant, if granted to an employee who at the time of grant owns stock possessing ten (10%) percent or less of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, or (ii) less than one hundred ten (110%) percent of the fair market value of the stock at the date of grant, if granted to an employee who at the time of grant owns stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

     Exercise of Option and Payment for Stock.
     _________________________________________
     Stock Options are exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board of Directors at or after grant. Subject to certain exceptions, no Stock Option shall be exercisable prior to the first anniversary of the granting of the Option. In the case of NQSOs, payment of the option price may be made by check or note or, if permitted by the Board of Directors, payment may also be made by delivery of either unrestricted Stock of the Company having a fair market value equal to the option price, or restricted or deferred stock.
In the case of an ISO, payment of the option price may be made by check or note or, if permitted by the Board of Directors, by delivery of unrestricted Stock of the Company having a fair market value equal to the option price.

     Effect of Termination of Employment, Death or Disability.
     _________________________________________________________
     If a participant's employment by the Company or any subsidiary or affiliate is terminated, such participant's Stock Options shall terminate immediately but may be exercised for the lesser of 30 days or the balance of such Stock Options' term. If a participant retires or becomes disabled, such participant's Stock
Options will be exercisable for 30 days following the date of termination, retirement or disability, or until the end of the option period, whichever is shorter. Upon the death of a participant, the deceased participant's representative may exercise the deceased participant's Stock Options for a period of 180 days from the date of the participant's death or the remainder of the option period, whichever is shorter. Unless otherwise determined by the Board of directors, the only Stock
Options which are exercisable on the date of termination of employment, retirement, disability or death may be subsequently exercised.

     Non-Transferability of Options.
     _______________________________
     Stock Options issued under the 1991 Stock Option Plan are not transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. All Stock Options are exercisable, during the optionee's lifetime, only by the optionee.

Conclusion and Recommendations.
_______________________________

     The Board of Directors believes it is in the interest of the Company and its stockholders to adopt the proposed amendment to the 1991 Stock Option Plan. The increase in shares available for issuance under the 1991 Stock Option Plan will assist the Company to continue to attract and retain key personnel and to strengthen the identity of such personnel's interest with those of the Company's stockholders. A majority of the votes cast by the holders of the Company's Stock at the Meeting is required to approve this proposal.


            III. RATIFICATION OF SELECTION OF AUDITORS
                 _____________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
OF THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS.

The Board of Directors has selected the firm of Arthur Andersen LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 27, 1997. Arthur Andersen LLP served as the Company's auditors for Fiscal Year 1996. A quorum being present, the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on the appointment of the auditors shall be required for approval. Thus, abstentions or broker non-votes will not be included in the totals and will have no effect on the outcome of the vote.

It is expected that a member of the firm of Arthur Andersen LLP will be present at the Meeting and will be available to respond to appropriate questions.


                        IV.  OTHER MATTERS
                             _____________

The Board of Directors of the Company is not aware of any matter, other than those described above, that may come before the meeting. However, if any matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS

It is currently contemplated that the 1998 Annual Meeting of Stockholders will be held on February 9, 1998. Proposals of stockholders intended to be present at that annual meeting of stockholders must be received by the Company at its principal executive offices no later than August 20, 1997, for inclusion in the Proxy Statement and Form of Proxy relating to that meeting and must comply with the applicable requirements of federal securities laws. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

EXPENSES AND SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers, and regular employees of the Company, personally, by telephone, telegraph, or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Company may request banks, brokers and their custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Company registered in the name of a nominee. The Company will reimburse any such persons for their reasonable out-of-pocket costs.

ADDITIONAL INFORMATION

The Company will provide, without charge to each stockholder entitled to a vote at the annual meeting, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ending September 28, 1996. A request for copies of such report should be addressed to the Company at 100 Domino Drive, Concord, Massachusetts 01742, Attention: Investor Relations.

TECHNICAL COMMUNICATIONS CORPORATION
100 Domino Drive
Concord, Massachusetts  01742-2892
Telephone:  (508) 287-5100



NOTICE OF

ANNUAL MEETING

OF STOCKHOLDERS AND

PROXY STATEMENT



1997
Annual Meeting
of Stockholders


February 10, 1997

               TECHNICAL COMMUNICATIONS CORPORATION

  Proxy for Annual Meeting of Stockholders -- February 10, 1997

The undersigned hereby appoints ARNOLD M. McCALMONT, HERBERT A. LERNER and EDWARD E. HICKS, or any one of them, the action of a majority of them voting to be controlling, attorneys of the undersigned, with full powers of substitution with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in TECHNICAL COMMUNICATIONS CORPORATION at the Annual Meeting of Stockholders to be held at 10:00 a.m. on February 10, 1997, and at any adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  IT WILL BE
VOTED AS DIRECTED AND IF NO CHOICE IS INDICATED IT WILL BE VOTED
FOR ALL OF THE FOLLOWING MATTERS:

1.   To fix the number of directors at eight.

          [ ] FOR       [ ] AGAINST        [ ] ABSTAIN


2.   Election of directors:
     Nominees: Arnold M. McCalmont, Lawrence A. Kletter, Herbert
               A. Lerner, Robert T. Lessard, James A. McCalmont,
               Philip A. Phalon, Victor Sabella.

     [ ] FOR all nominees          [ ] WITHHOLD from all nominees

     [ ] FOR, except vote withheld from the following nominees:

          ______________________________________________________


3.   To ratify an amendment to the Technical Communications
     Corporation 1991 Stock Option Plan to increase the number of shares reserved for issuance from 250,000 to 350,000:

          [ ] FOR       [ ] AGAINST        [ ] ABSTAIN


4. To ratify the selection of the firm of Arthur Andersen LLP as the Company's auditors:

          [ ] FOR       [ ] AGAINST        [ ] ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, if properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Items 1, 2, 3 and 4.

Please sign exactly as the name appears stenciled on this Proxy.
When signing as attorneys, executors, administrators, trustee or guardian, please set forth your full title.

               Date:__________________________________, 1997


               ______________________________________________
                              (SIGNATURE)

               ______________________________________________
                              (SIGNATURE)